UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2000


                          TAPISTRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


Georgia                          0-20309                     58-1684918
(State or other                (Commission                 (I.R.S. Employer
jurisdiction                    File Number)               Identification No.)
of incorporation)


  6203 Alabama Highway; Ringgold, Georgia                       30736-1067
 (Address of principal executive offices)                        (Zip Code)


                                 (706) 965-9300
              (Registrant's telephone number, including area code)



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Item 4.  Change in Registrant's Certifying Accountant

As of May 18, 2000, Tapistron International, Inc. has dismissed Dudley, Hopton-Jones, Sims & Freeman, PLLP of Birmingham, AL as their independent accountants. For the past two fiscal years and subsequently through May 18, 2000, the accountant's report contained no adverse opinion, disclaimer of opinion, modification, or qualification as to our financial statements. This decision was by recommendation of the Audit Committee to our Board of Directors. The Board unanimously approved the recommendation of the Audit Committee to disengage from the above independent accountants. At no time during the past two years has there been a disagreement with the independent accountants. Also, Tapistron International, Inc. authorizes Dudley, Hopton-Jones, Sims & Freeman, PLLP to respond fully and freely to any inquiries by the successor accountant.

To the best of Tapistron International, Inc.'s knowledge no information needs to be reported in regard to the former accountant advising us as to: a) internal control problems that would preclude us from developing reliable financial statements, b) information which precludes it from continuing to rely on management's representations or has made it unwilling to be associated with our financial statements, c) the need to expand significantly the scope of the audit or information that, if further investigated, may materially impact either previously issued financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the financial statements for the period ended July 31, 1999, d) information the former accountant has concluded will materially impact the fairness or reliability of a previously issued financial statement or audit report, or financial statements issued or to be issued covering the fiscal period subsequent to the financial statements for the period ended July 31, 1999.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         16-1 Letter regarding change in certifying accountant, dated May 18, 2000.

         16-2 Letter regarding change in certifying accountant, dated May 25, 2000.

         99-1 Letter of dismissal to Dudley, Hopton-Jones, Sims & Freeman, PLLP as independent accountants, dated May 18, 2000.

         99-2 Letter to the Company from Dudley, Hopton-Jones, Sims & Freeman, PLLP, dated May 18, 2000, confirming the termination of the client-auditor relationship.


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

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Tapistron International, Inc.
                                   (Registrant)




May 25, 2000                       By  /s/ Rodney C. Hardeman, Jr.
                                       ---------------------------
                                          Rodney C. Hardeman, Jr.
                                          President and Chief Executive Officer



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